Exhibit 99.6

CONSENT OF DIRECTOR-NOMINEE

This Consent of Director-Nominee is delivered in connection with the registration statement on Form S-4 of Sussex Bancorp to be filed with the Securities Exchange Commission (as it may be amended from time to time, the “Registration Statement”) for the registration under the Securities Act of 1933, as amended, of the shares of Sussex Bancorp’s common stock issuable in connection with the merger of Community Bank of Bergen County, NJ with and into Sussex Bank.

The undersigned consents to (a) the references made to the undersigned in the Registration Statement and related joint proxy statement/prospectus as having consented to serve as a director of Sussex Bancorp effective immediately after the completion of the merger contemplated by the Registration Statement and such joint proxy statement/prospectus, (b) the inclusion of certain biographical information regarding the undersigned in the Registration Statement and related joint proxy statement/prospectus and (c) the filing of this consent as an exhibit to the Registration Statement.

October 24, 2017	/s/ Dominick J. D’Agosta
Name: Dominick J. D’Agosta

CONSENT OF DIRECTOR-NOMINEE

This Consent of Director-Nominee is delivered in connection with the registration statement on Form S-4 of Sussex Bancorp to be filed with the Securities Exchange Commission (as it may be amended from time to time, the “Registration Statement”) for the registration under the Securities Act of 1933, as amended, of the shares of Sussex Bancorp’s common stock issuable in connection with the merger of Community Bank of Bergen County, NJ with and into Sussex Bank.

The undersigned consents to (a) the references made to the undersigned in the Registration Statement and related joint proxy statement/prospectus as having consented to serve as a director of Sussex Bancorp effective immediately after the completion of the merger contemplated by the Registration Statement and such joint proxy statement/prospectus, (b) the inclusion of certain biographical information regarding the undersigned in the Registration Statement and related joint proxy statement/prospectus and (c) the filing of this consent as an exhibit to the Registration Statement.

October 24, 2017	/s/ Walter E. Loeffler
Name: Walter E. Loeffler